Exhibit 10.1.2

AGREEMENT REGARDING MANAGEMENT AGREEMENT

between

ESA P PORTFOLIO OPERATING LESSEE LLC

(LESSEE)

and

ESA MANAGEMENT, LLC

(MANAGER)

December 8, 2015

AGREEMENT REGARDING MANAGEMENT AGREEMENT

THIS AGREEMENT REGARDING MANAGEMENT AGREEMENT (this “Agreement”) is made as of December 8, 2015 by and between ESA P PORTFOLIO OPERATING LESSEE LLC (f/k/a ESA P Portfolio Operating Lessee Inc. (f/k/a BRE/ESA P Portfolio Operating Lessee Inc.)), a Delaware limited liability company (“Lessee”), and ESA MANAGEMENT, LLC, a Delaware limited liability company (“Manager”).

BACKGROUND

A. Lessee and Manager entered into that certain Management Agreement dated as of November 11, 2013, as amended by that certain First Amendment to Management Agreement dated as of July 28, 2014 (the “Original Management Agreement”) pursuant to which Manager agreed to render certain services in connection with the management and operation of the Hotels (as defined in the Original Management Agreement) to Lessee on the terms and subject to the conditions set forth in the Management Agreement;

B. Lessee and Manager wish to acknowledge the termination of the Original Management Agreement with respect to the hotels listed on Schedule I attached hereto.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals and the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1. Amendment. Pursuant to Section 12.3(b) of the Original Management Agreement, it is hereby acknowledged and agreed that the Original Management Agreement is automatically terminated with respect to the hotels listed on Schedule I attached hererto and such hotels are automatically released and therefore deleted from Schedule A of the Original Management Agreement.

2. Ratification. All provisions of the Original Management Agreement are hereby ratified and declared to be in full force and effect. All references in the Original Management Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Management Agreement.

3. Applicable Law. This Agreement shall be construed under, and governed in accordance with, the laws of the State of New York.

4. Successors Bound. This Agreement shall be binding upon and inure to the benefit of Lessee, its successors and assigns, and shall be binding and inure to the benefit of Manager and its permitted assigns.

5. Headings. Headings of sections are inserted only for convenience and are in no way to be construed as a limitation on the scope of the particular sections to which they refer.

6. Incorporation of Recitals. The recitals set forth in the preamble of this Agreement are hereby incorporated into this Agreement as if fully set forth herein.

IN WITNESS HEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

LESSEE:

ESA P PORTFOLIO OPERATING LESSEE LLC, a Delaware limited liability company

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

[Signatures continue on the following page]

AGREEMENT REGARDING MANAGEMENT AGREEMENT (P PORTFOLIO)

MANAGER:

ESA MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

AGREEMENT REGARDING MANAGEMENT AGREEMENT (P PORTFOLIO)

SCHEDULE I

Properties

Site	Address	Owner
851	4861 W. McDowell Rd., Phoenix, AZ	ESA P Portfolio L.L.C.
9602	2102 West Dunlap Ave, Phoenix, AZ	ESA P Portfolio L.L.C.
9802	11211 N. Black Canyon Hwy, Phoenix, AZ	ESA P Portfolio L.L.C.
979	4800 S. Butterfield Dr., Tucson, AZ	ESA P Portfolio L.L.C.
8525	3460 W. Shaw Ave., Fresno, CA	ESA P Portfolio L.L.C.
421	11299 Point East Dr., Rancho Cordova, CA	ESA P Portfolio L.L.C.
7502	3490 Afternoon Cr, Colorado Springs, CO	ESA P Portfolio L.L.C.
885	4850 Leetsdale Dr., Glendale, CO	ESA P Portfolio L.L.C.
994	715 Kipling St., Lakewood, CO	ESA P Portfolio L.L.C.
7508	8750 Grant St, Thornton, CO	ESA P Portfolio L.L.C.
7513	3705 N Chambers Rd., Aurora, CO	ESA P Portfolio L.L.C.
1510	3031 West Commercial Blvd., Fort Lauderdale, FL	ESA P Portfolio L.L.C.
1546	12358 E. Colonial Dr., Orlando, FL	ESA P Portfolio L.L.C.
991	6295 Jimmy Carter Blvd., Norcross, GA	ESA P Portfolio L.L.C.
992	200 Lawrenceville St., Norcross, GA	ESA P Portfolio L.L.C.
996	474 W. Pike St., Lawrenceville, GA	ESA P Portfolio L.L.C.
9648	7049 Jimmy Carter Blvd., Norcross, GA	ESA P Portfolio L.L.C.
753	1177 S Northpoint Blvd., Waukegan, IL	ESA P Portfolio L.L.C.
995	9775 Lenexa Dr, Lenexa, KS	ESA P Portfolio L.L.C.
1	2750 Gribbin Dr., Lexington, KY	ESA P Portfolio L.L.C.
5	1401 Browns Lane, Louisville, KY	ESA P Portfolio L.L.C.
6002	11140 Boardwalk Dr., Baton Rouge, LA	ESA P Portfolio L.L.C.
986	104 Mallard Rd., Sulphur, LA	ESA P Portfolio L.L.C.
985	3070 E. Texas St., Bossier City, LA	ESA P Portfolio L.L.C.
527	11808 Middlebelt Rd., Livonia, MI	ESA P Portfolio L.L.C.
16	155 Chapel Ridge Rd, Hazelwood, MO	ESA P Portfolio L.L.C.
691	6065 N. Lindbergh Blvd., Hazelwood, MO	ESA P Portfolio L.L.C.
562	14800 East 42nd St., Independence, MO	ESA P Portfolio L.L.C.
6048	4301 N. Corrington Ave, Kansas City, MO	ESA P Portfolio L.L.C.
1514	5008 NC 55, Durham, NC	ESA P Portfolio L.L.C.
1500	7910 N. Point Blvd., Winston-Salem, NC	ESA P Portfolio L.L.C.
454	2868 Route 73 North, Maple Shade, NJ	ESA P Portfolio L.L.C.
413	5020 Ellison NE, Albuquerque, NM	ESA P Portfolio L.L.C.
861	4240 Boulder Highway, Las Vegas, NV	ESA P Portfolio L.L.C.
3	11645 Chesterdale Rd., Springdale, OH	ESA P Portfolio L.L.C.
555	11457 Chester Rd., Sharonville, OH	ESA P Portfolio L.L.C.
838	520 Harlow Rd., Springfield, OR	ESA P Portfolio L.L.C.
7003	3535 Fisher Rd NE, Salem, OR	ESA P Portfolio L.L.C.

SCH: I-1

100	130 Mobile Dr., Spartanburg, SC	ESA P Portfolio L.L.C.
450	5885 Shelby Oaks Dr., Memphis, TN	ESH/TN Properties L.L.C.
163	1210 Murfreesboro Rd., Nashville, TN	ESH/TN Properties L.L.C.
6028	12621 Hymeadow Rd., Austin, TX	ESA P Portfolio L.L.C.
6005	5959 Guhn Rd, Houston, TX	ESA P Portfolio L.L.C.
6012	2130 Hwy 6 South, Houston, TX	ESA P Portfolio L.L.C.
6022	2544 US Hwy 67, Mesquite, TX	ESA P Portfolio L.L.C.
6037	3440 W. Walnut Hill Dr, Irving, TX	ESA P Portfolio L.L.C.
6086	3804 Tanacross Dr., Fort Worth, TX	ESA P Portfolio L.L.C.
9707	17425 Dallas Pkwy, Dallas, TX	ESA P Portfolio L.L.C.
9717	5683 South Redwood Rd., Salt Lake City, UT	ESA P Portfolio L.L.C.
7010	25104 Pacific Hwy South, Kent, WA	ESA P Portfolio L.L.C.
817	12803 E. Sprague Ave., Spokane, WA	ESA P Portfolio L.L.C.
7011	2101 N. Meridian, Puyallup, WA	ESA P Portfolio L.L.C.
7018	8801 South Hosmer St., Tacoma, WA	ESA P Portfolio L.L.C.

SCH: I-2